UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  January 9, 2015

VITAE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36617 (Commission File Number)	04-3567753 (I.R.S. Employer Identification Number)

502 West Office Center Drive

Fort Washington, PA 19034

(215) 461-2000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f)

Award of Non-equity Incentive Plan Compensation for the Year Ended December 31, 2014

On January 9, 2015, the Compensation Committee of the Board of Directors of Vitae Pharmaceuticals, Inc. (the “Company”) unanimously approved the award of non-equity incentive plan compensation under the Company’s cash incentive bonus program for performance in the year ended December 31, 2014.

On January 8, 2015 in its Registration Statement on Form S-1 (File No. 333-201389), the Company filed its Summary Compensation Table, reporting compensation of the Company’s named executive officers for the year ended December 31, 2014, pursuant to Item 402 of Regulation S-K. The 2014 non-equity incentive plan compensation payments had not been determined as of the date of the filing of the Summary Compensation Table. Pursuant to Item 5.02(f) of Form 8-K, below is an updated Summary Compensation Table information for fiscal year 2014, which includes the fiscal 2014 non-equity incentive plan compensation amounts and total compensation figures for fiscal year 2014.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Jeffrey S. Hatfield	2014	$420,240		—	—	—	$283,662	(2)	—		$703,902
President and Chief	2013	$408,000		$100,000	$1,440,000	—	$153,000		—		$2,101,000
Executive Officer
Richard Morris	2014	$166,763	(3)	—	—	$578,638	$78,796	(2)	$1,050	(4)	$825,247
Chief Financial Officer
Arthur Fratamico, R.Ph.	2014	$192,115	(3)	—	—	$578,638	$90,775	(2)	—		$861,528
Chief Business Officer

(1)                                  Reflects the aggregate grant date fair value of options and performance-based RSUs granted during the fiscal year calculated in accordance with FASB ASC Topic 718. See Note 9 to both our unaudited interim financial statements and audited financial statements, each included elsewhere in this prospectus for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. In accordance with SEC rules, the grant date fair value of an award subject to performance conditions is based on the probable outcome of the conditions.

(2)                                  Reflects awards earned under our 2014 cash incentive bonus program, to be paid in February 2015.

(3)                                  Officer’s employment with us commenced in May 2014. The amount reported represents the pro rata portion of the officer’s salary from commencement of employment through December 31, 2014.

(4)                                  Represents reimbursement of healthcare premiums.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAE PHARMACEUTICALS, INC.

Date: January 15, 2015	By:	/s/ Jeffrey S. Hatfield
Jeffrey S. Hatfield
Chief Executive Officer

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